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                                                      EXHIBIT 10.3
                                                      FACILITY I AMENDMENT NO. 4



                                 AMENDMENT NO. 4
                               TO CREDIT AGREEMENT

        THIS AMENDMENT NO. 4 TO CREDIT AGREEMENT (the "Amendment") is made and entered into as of May 9, 2001, among NEW PLAN EXCEL REALTY TRUST, INC., a Maryland corporation (the "Borrower"), each lender under the hereinafter defined Credit Agreement (including each "Designated Lender" existing as of the date hereof) (each a "Lender" and, collectively, the "Lenders"), THE BANK OF NEW YORK, as administrative agent (in such capacity, the "Administrative Agent"), and BANK ONE, NA and FLEET NATIONAL BANK, f/k/a BankBoston, N.A. (each a "Co-Documentation Agent" and, collectively, the "Co-Documentation Agents").

                                    RECITALS:

        A. The Borrower, the Lenders, the Administrative Agent and the Co-Documentation Agents entered into that certain Credit Agreement dated as of November 17, 1999 (as amended, the "Credit Agreement"; capitalized terms used in this Amendment which are not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement).

        B. The Borrower has requested certain amendments to Section 8.2 and other provisions of the Credit Agreement be amended as hereinafter set forth.

        C. The Administrative Agent, the Co-Documentation Agent and the Lenders are agreeable to such request, subject to the terms of this Amendment.


        NOW, THEREFORE, for and in consideration of the mutual promises and mutual agreements contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

        1. Additional Definitions. The following additional defined terms are hereby added to Section 1.1:

                "Other Guaranty" each guaranty substantially in the form of Exhibit N executed by each Other Guarantor and delivered to the Administrative Agent for the benefit of the Lenders after the Effective Date.

                "Other Guarantor": any wholly-owned Subsidiary required to execute and deliver an Other Guaranty pursuant to Section 7.11(b).

        2. Amended Definitions. The definitions of "Guaranty" and "Required Additional Guarantors" in Section 1.1 are hereby amended and restated in their entirety as follows:







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                "Guaranty": collectively, (i) a guaranty, substantially in the form of Exhibit F executed by each of the Subsidiary Guarantors identified on Schedule 4.4 and delivered to the Administrative Agent for the benefit of the Lenders on or prior to the Effective Date,
           (ii) each additional guaranty substantially in the form of Exhibit
           F executed by each Required Additional Guarantor and delivered to the Administrative Agent for the benefit of the Lenders after the Effective Date and (iii) each Other Guaranty.

                "Required Additional Guarantor": any Subsidiary required to execute and deliver a Guaranty pursuant to Section 7.11(a).

        3. Amendment of Section 7.11. Section 7.11 of the Credit Agreement is hereby amended by deleting Section 7.11 in its entirety and substituting in its place the following new Section 7.11:

                7.11 Additional Guarantors.

                (a) At any time after the date hereof, and with respect to any Subsidiary of the Borrower, whether presently existing or hereafter formed or acquired (other than Excel Realty Partners, L.P. and E. H. Properties, L.P.) which is not a Subsidiary Guarantor at such time, cause such Subsidiary to execute and deliver a Guaranty to the Administrative Agent, for the benefit of the Lenders, promptly after the Administrative Agent's request therefor, duly executed by such Subsidiary (together with certificates and attachments of a nature similar to those described in Section 5.1(b) and (c) with respect to such Subsidiary and an opinion of counsel of a nature similar to those in the form required pursuant to Section 5.7(iii)) if at such time such Subsidiary owns Property having a book value of $75,000,000 or more. Notwithstanding the foregoing, the foregoing book value conditions of this Section shall not be applicable from and after the occurrence of, and during the continuance of, an Event of Default (it being understood that at such time, the Administrative Agent can require any Subsidiary of the Borrower which has not executed a Guaranty to immediately comply with requirements of this Section).

                (b) At any time after the date hereof, and in connection with a transfer of one or more assets of the Borrower to a wholly owned Subsidiary of the Borrower (other than a transfer to a Subsidiary Guarantor, or a Subsidiary which is required to be a Subsidiary Guarantor pursuant to Section 7.11(a)) pursuant to Section 8.2(b)(iii), whether presently existing or hereafter formed or acquired, cause such Subsidiary to execute and deliver an Other Guaranty to the Administrative Agent, for the benefit of the Lenders, duly executed by such Subsidiary (together with certificates and attachments of a nature similar to those described in






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           Section 5.1(b) and (c) with respect to such Subsidiary and an opinion of counsel of a nature similar to the form required pursuant to Section 5.7(iii)).

        4. Amendment of Section 8.2. Section 8.2 of the Credit Agreement is hereby amended by deleting subsection (b) thereof in its entirety and substituting in its place the following new subsection (b):

                (b) Sell, transfer, contribute, master lease or dispose of any of its Property, either directly or indirectly, except that if at the time thereof and immediately after giving effect thereto, no Default shall have occurred, (i) any Subsidiary of the Borrower may sell, transfer, contribute, master lease or otherwise dispose of its assets to the Borrower or to any other Subsidiary, (ii) the Borrower may sell, transfer, contribute, master lease or otherwise dispose of its assets to any Subsidiary Guarantor, (iii) the Borrower may sell, transfer, contribute, master lease or otherwise dispose of assets to an Other Guarantor if such sale, transfer, contribution master lease or other disposition is for the purpose of ultimately disposing of such assets through the sale, transfer, contribution, master lease or other disposition of the ownership interests of Borrower in such Subsidiary to a third party in a transaction permitted by clause
           (v) below, (iv) in connection with any transaction pursuant to which a Real Property asset of Borrower is or will be encumbered with a mortgage (as permitted under Section 8.1(vii)), the Borrower may transfer such asset to any Subsidiary, and (v) the Borrower or any Subsidiary of the Borrower may sell, transfer, contribute, master lease or otherwise dispose of Property in an arm's length transaction (or, if the transaction involves an Affiliate of the Borrower or a Subsidiary of the Borrower, if the transaction complies with Section 8.8), including, without limitation, a disposition of Property pursuant to a merger or consolidation involving a Subsidiary (so long as such merger or consolidation is not prohibited by Section 8.2(a)), for the fair market value thereof, as reasonably determined by the Borrower, provided that such transaction could not reasonably be expected to have a Material Adverse Effect and provided further that for any fiscal year of the Borrower, any sale, transfer, master lease, contribution or other disposition of Property in reliance on this clause (v) which when combined with all other sales, transfers, master leases, contributions or dispositions of Property in reliance on this clause
           (v) made in such fiscal year shall not exceed 25% of the total book value of all Property of the Borrower and its Subsidiaries determined as of the first day of such fiscal year.

        5. Incorporation of Other Guarantors. Sections 2.11(a), 2.18, 8.9, 9.1(h), 9.1 (i) and 9.1(o) of the Credit Agreement are hereby amended to delete the phrase







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"Subsidiary Guarantor" in each instance where it appears therein, and substitute in its place the phrase, "Subsidiary Guarantor and/or Other Guarantor".

        6. New Exhibit N. A new Exhibit N entitled "Form of Other Guaranty" in the form of Attachment 1 to this Amendment is hereby added as an Exhibit to the Credit Agreement.

        7. Reaffirmation of Guaranty. Each Subsidiary Guarantor is executing this Amendment to evidence its consent and agreement to the terms hereof. Each Subsidiary Guarantor confirms that the Subsidiary Guaranty is in full force and effect in accordance with the terms thereof and continues to be the binding obligation of each Subsidiary Guarantor.

        8. Effectiveness of Amendment. The effectiveness of this Amendment is subject to the receipt by the Administrative Agent, on or before May 9, 2001, of this Amendment duly executed and delivered by the Borrower, the Subsidiary Guarantors, the Administrative Agent, each Co-Documentation Agent and the Required Lenders, in sufficient copies for each Lender, the Administrative Agent and each Co-Documentation Agent to receive an original thereof.

        9. No Other Amendments. Except to the extent amended hereby, all terms, provisions and conditions of the Credit Agreement shall continue in full force and effect and shall remain enforceable and binding in accordance with its terms.

        10. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

        11. Counterparts. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same document, and each party hereto may execute this Amendment by signing any of such counterparts.

        12. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        13. Trust Limitation for New Plan Realty Trust. With respect to New Plan Realty Trust ("NPRT"), this Amendment and all documents, agreements, understandings and arrangements relating to this transaction have been negotiated, executed and delivered on behalf of NPRT by the trustees or officers thereof in their representative capacity under the Declaration of Trust, and not individually, and bind only the trust estate of NPRT, and no trustee, officer, employee, agent or shareholder of NPRT shall be bound or held to any personal liability or responsibility in connection with the agreements, obligations and undertakings of NPRT hereunder, and any person or entity dealing with NPRT in connection therewith shall look only to the trust estate for the payment of any claim or for the performance of any agreement, obligation or undertaking









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thereunder. The Administrative Agent, the Co-Documentation Agents and each
Lender hereby acknowledge and agree that each agreement and other document executed by NPRT in accordance with or in respect of this transaction shall be deemed and treated to include in all respects and for all purposes the foregoing exculpatory provision.




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        IN WITNESS WHEREOF, the parties hereto and each Subsidiary Guarantor have caused their duly authorized officers to execute and deliver this Amendment No. 4 to Credit Agreement as of the date first above written.

                                            NEW PLAN EXCEL REALTY
                                               TRUST, INC.


                                            By:     /s/ DEAN BERNSTEIN
                                                ------------------------
                                                Dean Bernstein
                                                Senior Vice President

                                            THE BANK OF NEW YORK,
                                            as Administrative Agent and a Lender


                                            By:  /s/ FREDERICK LAUDISI
                                                ------------------------
                                                Frederick Laudisi
                                                Vice President

                                            BANK ONE, NA
                                            as Co-Documentation Agent
                                            and a Lender


                                            By:   /s/ PATRICIA LEUNG
                                                ------------------------
                                               Name:  Patricia Leung
                                               Title: Director, Capital Markets

                                            FLEET NATIONAL BANK
                                            F/K/A  BANKBOSTON, N.A.
                                            as Co-Documentation Agent
                                            and a Lender


                                            By:    /s/ BILL LAMB
                                                ------------------------
                                               Name:  Bill Lamb
                                               Title: Vice President





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                                            ARGENTARIA, CAJA POSTAL Y
                                               BANCO HIPOTECARIO S.A.


                                            By:   /s/ ALBERTO CONDE
                                                ------------------------
                                               Name:  Alberto Conde
                                               Title: Vice President


                                            By:   SALUSTIANO MACHADO
                                                ------------------------
                                               Name:  Salustiano Machado
                                               Title: Vice President

                                            BANK OF AMERICA, N. A.


                                            By:  /s/ MICHAEL EDWARDS
                                               -------------------------
                                               Name:  Michael Edwards
                                               Title: Managing Director

                                            CHANG HWA COMMERCIAL
                                               BANK, LTD., NEW YORK BRANCH


                                            By:
                                               -------------------------
                                               Name:
                                               Title:

                                            ERSTE BANK


                                            By:  /s/ PAUL JUDICKE
                                               -------------------------
                                               Name:  Paul Judicke
                                               Title: Vice President
                                                      Erste Bank New York Branch

                                            By:  /s/ JOHN RUNNION
                                               -------------------------
                                               Name:  John Runnion
                                               Title: Managing Director
                                                      Erste Bank New York Branch

                                            ISRAEL DISCOUNT BANK OF
                                               NEW YORK


                                            By:  /s/ CHET DAVIS
                                               -------------------------
                                               Name:  Chet Davis
                                               Title: Senior Vice President


                                            By:  /s/ MARC G. COOPER
                                               -------------------------
                                               Name:  Marc G. Cooper
                                               Title: Vice President




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                                            PNC BANK, N. A.


                                            By:  /s/ THOMAS NASTAROWICZ
                                               -------------------------
                                               Name:  Thomas Nastarowicz
                                               Title: Vice President

                                            KEY BANK


                                            By:  /s/ JOHN SCOTT
                                               -------------------------
                                               Name:  John Scott
                                               Title: Assistant Vice President

Each of the following Subsidiary
Guarantors consents and agrees to
the terms of  this Amendment and the
provisions of Section 7 thereof:

NEW PLAN REALTY TRUST


By:  /s/ STEVEN F. SIEGEL
   --------------------------------
        Name:  Steven Siegel
        Title: Sr. VP

 EXCEL REALTY TRUST- ST, INC.


By:  /s/ STEVEN F. SIEGEL
   --------------------------------
        Name:  Steven Siegel
        Title: Sr. VP







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